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                                                                    Exhibit 23.1


CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 033-52903) pertaining to the Stewart & Stevenson 401(k) Savings Plan of our report dated June 6, 2002, with respect to the financial statements and schedules of the Stewart & Stevenson 401(k) Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.



                                          /s/ Ernst & Young LLP


Houston, Texas
June 26, 2002